Exhibit 99.2

WesBanco Investor Presentation September 2025

Forward-looking statements and non-GAAP financial measures

Forward-looking statements in this report relating to WesBanco's plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco's Form 10-K for the year ended December 31, 2024 and documents subsequently filed by WesBanco with the Securities and Exchange Commission ("SEC"), including WesBanco's Form 10-Q for the quarter ending June 30, 2025, which are available at the SEC's website, www.sec.gov or at WesBanco's website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco's most recent Annual Report on Form 10-K filed with the SEC under "Risk Factors" in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, that the businesses of WesBanco and Premier may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger of WesBanco and Premier may not be fully realized within the expected timeframes; disruption from the merger of WesBanco and Premier may make it more difficult to maintain relationships with clients, associates, or suppliers; the effects of changing regional and national economic conditions, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco's operational and financial performance. WesBanco does not assume any duty to update forward-looking statements.

While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

Statements in this presentation with respect to the benefits of the merger between WesBanco and Premier, the parties' plans, obligations, expectations, and intentions, and the statements with respect to accretion, earn back of tangible book value, tangible book value dilution and internal rate of return, constitute forward-looking statements as defined by federal securities laws. Such statements are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the businesses of WesBanco and Premier may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger may not be fully realized within the expected time frames; disruption from the merger may make it more difficult to maintain relationships with clients, associates, or suppliers; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; extended disruption of vital infrastructure; and other factors described in WesBanco's 2024 Annual Report on Form 10-K and documents subsequently filed by WesBanco with the Securities and Exchange Commission.

In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as tangible common equity/tangible assets; non-interest expense to total assets; income before provision for income taxes excluding restructuring and merger related expense; net income excluding after-tax restructuring and merger-related expenses and excluding after-tax day one provision for credit losses on acquired loans; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

©2025 WesBanco, Inc. | All rights reserved
2

Differentiated Regional Financial Services Institution

Franchise overview

WesBanco

Balance Sheet

$28B *Assets*	**$21B** *Deposits*	**$19B** *Loans*

Q2 2025 Profitability

1.28% *ROAA excl. items(1)*	**18.4%** *ROATCE excl. items(1)*	**3.59%** *NIM*

Capital

7.6% *TCE / TA*	**9.9%** *CET1*	**13.4%** *TRBC*

Asset Quality

0.45% *NPAs / Loans + OREO*	**0.09%** *NCOs / Avg Loans*	**1.19%** *LLR / Loans*

Strong Market Presence in Major Markets



Branches
LPOs
Michigan
Detroit
Indiana
Indianapolis
Ohio
#8
Columbus
Dayton
Cincinnati
Cleveland
#10
Akron
Canton
Pennsylvania
Pittsburgh
Wheeling
Harrisburg
#13
Maryland
Baltimore
Washington DC
Morgantown
#3
West Virginia
Huntington
Charleston
Louisville
Frankfort
#12
Lexington
Elizabethtown
Kentucky
Virginia
Richmond
Norfolk
Nashville
Tennessee
Knoxville
Chattanooga
Charlotte
Durham
North Carolina

Broad and Diversified Market Distribution



Deposits
IN 5%
KY 12%
MD 12%
MI 2%
OH 42%
PA 9%
WV 18%



Loans
TN 2%
IN 5%
KY 8%
MD 17%
MI 1%
OH 51%
PA 6%
WV 10%

Note: All data as of 6/30/2025 except for market share and deposit rankings; market share based on 2024 deposit rankings and OH is WSBC+Premier Financial ("PFC") (except Pittsburgh which is MSA) (exclusions: Pittsburgh MSA – BNY Mellon, Raymond James; MD – Forbright, Capital Funding; OH – National Consumer Cooperative Bank) (Source: S&P Capital IQ).

(1) Certain items excluded from the calculation consist of after-tax restructuring and merger-related expenses and the after-tax day one provision for credit losses on acquired loans. See non-GAAP financial measures for additional information relating to the calculation.

©2025 WesBanco, Inc. | All rights reserved
3

Deep Talent Experienced management team Jeffrey H. Jackson – President & CEO Mr. Jackson served as SEVP and COO of the Company and President and COO of the Bank from August 15, 2022 until August 1, 2023. He held multiple executive roles at First Horizon Bank. Mr. Jackson is a graduate from Auburn University. Daniel K. Weiss – SEVP & CFO Mr. Weiss has served as SEVP and CFO of the Company since January 2022 and has been with the Company since 2008. Prior to joining the Company, Mr. Weiss worked at Deloitte in audit practice and is a licensed CPA. Robert H. Friend – EVP & Chief Credit Officer Mr. Friend has served as EVP and Chief Credit Officer of the Company since June 2022. Prior to that, he served as EVP – Regional Credit Officer of the Company. Mr. Friend has over 31 years of banking experience in lending, credit and management roles, beginning with PNC Bank in Pittsburgh, Pennsylvania. Michael L. Perkins – SEVP & Chief Risk Officer Mr. Perkins is the SEVP and Chief Risk Officer of the Company and has served in enterprise risk management since 2001. Previously, he was SVP and Chief Auditor of the Company. A licensed CPA, Mr. Perkins has 35 years’ experience in banking, working as a public accountant prior to joining the Company in 1995. Jayson M. Zatta – SEVP & Chief Banking Officer Mr. Zatta has served as SEVP and Chief Banking Officer of the Company since February 2020. Prior to that, he served as EVP – Chief Banking Officer of the Company from April of 2017 and EVP of Commercial Banking of the Company. He has over 37 years’ experience in various lending and leadership capacities. Jay Luzar – EVP – Treasury & Profitability Mr. Luzar has served as EVP – Treasury & Profitability of the Company since April 2025. Prior to joining the Company, he served as the Principal Owner of BSRI. Mr. Luzar has over 27 years of experience in management and banking, primarily with PNC and KeyBank. 2025 WesBanco, Inc. | All rights reserved 4

Franchise-Enhancing Expansion

Loan production office strategy and targeted acquisitions

WesBanco

- Targeted acquisitions in existing markets and new higher-growth metro areas, as well as a complementary LPO strategy
- Long-term focus on appropriate capital management to enhance shareholder value
- Strong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly
- Diligent efforts to maintain a community bank-oriented, value-based approach to our markets
- History of successful acquisitions that have improved earnings

Contiguous Markets Expansion



HQ
LPOs
premier financial corp
ESB FINANCIAL CORPORATION
FIDELITY Bancorp, Inc.
AmTrust Bank

Franchise-Enhancing Expansion

Loan Production Offices

- Knoxville (2Q2025)
- Chattanooga (3Q2023)
- Indianapolis (2Q2022)
- Nashville (1Q2022)
- Northern VA (3Q2021) (enhanced 2Q2025)

Mergers	Announced	Closed
PFC	Jul-2024	Feb-2025
OLBK	Jul-2019	Nov-2019
FFKT	Apr-2018	Aug-2018
FTSB	Nov-2017	Apr-2018
YCB	May-2016	Sep-2016
ESB	Oct-2014	Feb-2015
FSBI	Jul-2012	Nov-2012
AmTrust	Jan-2009	Mar-2009
OAKF	Jul-2007	Nov-2007

©2025 WesBanco, Inc. | All rights reserved 5

Note: AmTrust was an acquisition of five branches.

Historical Balance Sheet Growth Disciplined organic growth story augmented by M&A Total Assets ($B) Total Loans ($B) $27.4 $27.6 $18.7 $16.9 $16.9 $17.7 CAGR 15% 2021 2022 2023 2024 Q1 2025 Q2 2025 $18.7 $18.8 CAGR $12.7 $11.6 21% $10.7 $9.7 2021 2022 2023 2024 Q1 2025 Q2 2025 Total Deposits ($B) $21.3 $21.2 $13.6 $14.1 $13.1 $13.2 CAGR 14% 2021 2022 2023 2024 Q1 2025 Q2 2025 Tangible Common Equity ($B)(1) $2.0 $1.9 $1.5 $1.4 $1.3 $1.2 CAGR 10% 2021 2022 2023 2024 Q1 2025 Q2 2025 Note: Data shown at period-end for each date presented. (1) Non-GAAP measure – please see reconciliation in appendix. 2025 WesBanco, Inc. | All rights reserved 6

n Stronghold in Attractive Markets Continued market share in strong markets Top 10 Markets in 2020 Top 10 Markets Today Deposits in Deposits in Number of Market Market Market Number of Market Market Market Market (MSA) Branches ($000) Rank Share Market (MSA) Branches ($000) Rank Share Wheeling, WV-OH 13 $2,646 1 46.0% Washington-Arlington-Alexandria, DC-VA-MD-WV 18 $1,562 19 0.5% Wheeling, WV-OH 14 1,550 1 36.8 Youngstown-Warren, OH 13 1,771 3 16.6 Pittsburgh, PA 35 1,513 11 1 Pittsburgh, PA 28 1,668 11 1 Washington-Arlington-Alexandria, DC-VA-MD-WV 14 1,427 21 0.5 Louisville/Jefferson County, KY-IN 21 849 9 2.4 Louisville/Jefferson County, KY-IN 14 1,033 9 2.4 Baltimore-Columbia-Towson, MD 16 720 14 0.8 Toledo, OH 7 682 9 4.4 Columbus, OH 12 601 13 0.7 Huntington-Ashland, WV-KY-OH 7 480 5 6.9 Columbus, OH 13 603 16 0.6 Frankfort, KY 7 475 1 37.0 Weirton-Steubenville, WV-OH 4 523 1 22.0 Weirton-Steubenville, WV-OH 5 435 1 21.0 Baltimore-Columbia-Towson, MD 10 518 18 0.5 Cincinnati, OH-KY-IN 17 421 18 0.3 Fort Wayne, IN 3 512 8 5.0 Total (Top 10) 152 $8,606 Total (Top 10) 119 $11,384 Growth Trends Population Household Income $76,601 $71,076 $61,812 1.03% 0.75% 2015 – 2020 2025 – 2030 2020 Today Projected 2030 Note: Data for “Today” as of 6/30/2024; growth trends are deposit weighted by state deposit market share; historical growth trends 2025 WesBanco, Inc. | All rights reserved 7 shown for all markets the Company operated within in 2020; “Today” and projected growth trends shown for markets the Company currently operates in (Source: S&P Capital IQ Pro).

Core Deposit Funding and Pricing Advantages

Differentiated and competitive deposit profile

WesBanco

- Granular core deposit funding base supports diversified commercial and retail strategy and provides a rate-resilient funding base demonstrated by low beta in last cycle
- Competitive funding advantage driven by granular core deposit franchise
  - Total demand deposits (~48% of total deposits) have grown organically by 3% (5-year CAGR)
  - Reflects the impact of $1.3 billion of certificates of deposit from the PFC acquisition, which represented ~20% of PFC total deposits, as compared to ~12% for stand-alone WesBanco
- Average loans to average deposits ratio of 89.5% provides opportunity for continued loan growth
- Uninsured deposits, as reported for regulatory purposes, totaled $6.7 billion at June 30, 2025, or 32% of total deposits (21% excluding collateralized deposits)

Q2 2025 Deposit Composition


Money Market 23%
Savings 15%
Certificates of Deposit 14%
Non-Interest Bearing Demand 25%
Interest Bearing Demand 23%
$21.2 Billion

Noninterest-Bearing Deposits ($B)


$4.6
$4.7
$4.0
$3.8
$5.3
$5.3
2021
2022
2023
2024
Q1 2025
Q2 2025

Total Deposits Funding Cost


2.05%
1.84%
2017
2018
2019
2020
2021
2022
2023
2024
Q2 2025
WSBC
$20-50B Peer Avg

Note: Historical financial data as of 12/31 for each year presented and latest available data for each quarter presented; Organic CAGR excludes acquisitions during the last 5 years; peer bank group includes all U.S. banks with total assets of $20B to $50B from S&P Capital IQ as of or for the most recent quarter available; cost of total deposits includes non-interest bearing deposits.

©2025 WesBanco, Inc. | All rights reserved
8

Wealth Management Strong capabilities built upon a century of success Trust & Investment Services Securities Brokerage $7.2B of trust and mutual fund $2.6B in account value assets under management 11,700+ accounts* 7,900+ relationships Private Client Securities investment sales Legacy market private wealth management growth opportunities Investment advisory services $2.8B in private client loans Expansion opportunities in the and deposits Licensed banker and regional Mid-Atlantic market player/coach programs 9,600+ relationships WesMark Funds – six proprietary Expansion opportunities in KY, Private wealth management IN, and Mid-Atlantic markets, as funds across equities, bonds, and growth opportunities across tactical assets well as external business all markets development opportunities Trust & Investment Services AUM Private Client Loans and Deposits Securities Brokerage Account Value (Market Value as of 12/31) ($B) (as of 12/31) ($B) (Market Value as of 12/31) ($B) $7.2 $2.8 CAGR $2.6 $4.3 5.2% CAGR $1.9 CAGR $3.2 $1.5 $1.7 $2.4 $1.1 34% $1.4 19% $2.3 $0.4 $0.8 $0.1 2002 2008 2012 2018 2025 2013 2016 2019 2022 2025 2021 2022 2023 2024 2025 6/30 Loans Deposits 6/30 6/30 Insurance: Personal, commercial, title, health, and life; expand title business in all markets; digital insurance agency for both personal and commercial property & casualty; and third-party administrator services for small business healthcare plans Note: Assets, loans, deposits, and clients as of 6/30/2025; chart financials as of 12/31 for each year presented; current year as of 6/30/2025; Trust & Investment Services trust and mutual fund assets under management (“AUM”) are market value and Securities Brokerage is account value (including 2025 WesBanco, Inc. | All rights reserved 9 annuities and managed accounts) as of 12/31 for each year presented; current year as of 6/30/2025. * does not include PFC

Delivering Positive Operating Leverage Track-record of expense control with on-going enhancement efforts • Track-record of disciplined growth, balanced by a fundamental focus on expense management and supported by franchise-enhancing acquisitions, in order to deliver positive operating leverage and enhance shareholder value $29.0 $28.0 2.74% $27.0 2.63% 2.60% $26.0 2.53% 2.55% $25.0 2.41% $24.0 $23.0 2.16% 2.24% 2.18% $22.0 2.10% 2.05% 2.10% 2.12% $21.0 2.00% 1.99% $20.0 1.88% 1.90% $19.0 $18.0 $17.0 $16.0 $15.0 $14.0 $13.0 $12.0 $11.0 $10.0 $9.0 $8.0 FTSB $7.0 Merger $6.0 Fidelity ESB YCB (Apr-18) OLBK PFC $5.0 Merger Merger Merger FFKT $4.0 Merger Merger Merger $3.0 (Nov-12) (Feb-15) (Sep-16) (Aug-18) (Nov-19) (Feb-25) $2.0 $1.0 $5.4 $5.4 $5.5 $6.1 $6.1 $6.3 $8.5 $9.8 $9.8 $12.5 $15.7 $16.4 $16.9 $16.9 $17.7 $18.7 $27.6 $0.0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Assets ($B) Total Non-Int Exp / Total Assets(1) Note: Historical financial data as of 12/31 for each year presented; current year data as of 6/30/2025 year-to-date; balance sheet data as of period ends. 2025 WesBanco, Inc. | All rights reserved 10 (1) Non-GAAP measure – please see reconciliation in appendix; non-interest expense excludes restructuring and merger-related expenses.

Strong Risk Management Capital ratios above both regulatory and well-capitalized levels • Strong legacy of credit and risk management and regulatory compliance Based upon conservative underwriting standards and approval processes supported by centralized back-office and loan funding functions Mature enterprise risk management program headed by Chief Risk Officer addressing key risks in all business lines and functional areas Enhanced compliance and risk management system and testing platform Strong and scalable BSA/AML function Examined by CFPB for consumer compliance supervision • Eight consecutive “outstanding” CRA ratings since 2003 • Strong regulatory capital ratios significantly above regulatory requirements • Active internal regulatory compliance management Positive relationship with regulators Robust internal audit practices • Consistent liquidity and capital stress testing shows readiness for uncertain and adverse economic cycles ©2025 WesBanco, Inc. | All rights reserved 11

Competitive Advantages Investment highlights Leading regional bank with a diversified, relationship-based lending model Experienced executive management team with proven track records High quality franchise with significant presence in attractive urban markets Disciplined organic growth model supported by prudent LPO strategy and targeted M&A opportunities Distinct revenue capabilities, led by 100+ year wealth management business Consistent track record of providing positive operating leverage and profitability Strong legacy of credit, capital, and prudent risk management Stable, low cost funding model supported by granular deposit base Note: LPO = loan production office ©2025 WesBanco, Inc. | All rights reserved 12

Q2 2025 Financial and Operational Highlights

Net interest margin of 3.59% and successful PFC systems conversion

WesBanco

- Successfully converted the customer data systems for the bank and trust department of PFC
- Net interest margin of 3.59% reflects the benefit of PFC's interest mark accretion, the first quarter's securities restructuring, and lower funding costs
- Total loan growth was 3.3% over the sequential quarter, annualized, reflecting the strength of WesBanco's new and legacy markets
- Reflecting PFC, market appreciation, and organic growth, WTIS assets under management increased to a record $7.2 billion and broker-dealer securities account values (including annuities) increased to a record $2.6 billion
- Efficiency ratio(1) of 55.5% improved due to the benefits of the PFC acquisition and driving positive operating leverage

Net Income Available to Common Shareholders and Diluted EPS(1)

$87.3 million; $0.91/share

Net Interest Margin

+64bp YoY; +24bp QoQ

Total Loan Growth

+53.6% YoY; +3.3% QoQ

Average Loans to Average Deposits

89.5%

Non-Performing Assets to Total Assets

0.31%

Tangible Common Equity to Tangible Assets(1)

7.60%

Note: Financial and operational highlights during the quarter ended June 30, 2025; PFC = Premier Financial Corp.; YoY = Year-over-Year; QoQ = Quarter-over-Quarter; bp = basis points.
(1) Non-GAAP measure – please see reconciliation in appendix.

©2025 WesBanco, Inc. | All rights reserved 13

Q2 2025 Total Portfolio Loans

Total loan growth of 3.3% annualized quarter-over-quarter

WesBanco



(Dollars in millions)
$5,902
($837)
$1,478
$28
$12,258
$18,829
Comm'l Avg
Payoff Yield
6.65%
Comm'l Avg
New Yield
7.18%
Total Loan Growth = 53.6%
6/30/2024
Premier Financial
Comm'l Payoffs
Comm'l New Originations
All Other Net Advances / (Paydowns)
6/30/2025



(Dollars in millions)
($267)
$403
$19
$18,674
$18,829
Comm'l Avg
Payoff Yield
6.20%
Comm'l Avg
New Yield
7.03%
Total Loan Growth = 0.8%
(non-annualized)
3/31/2025
Comm'l Payoffs
Comm'l New Originations
All Other Net Advances / (Paydowns)
6/30/2025

- Reflecting $5.9 billion of loans from PFC and organic growth, total loans increased 53.6% YoY to $18.8 billion
- Total organic loan growth was +5.5% YoY and +0.8% (or +3.3% annualized) QoQ, reflecting the strength of WesBanco's new and legacy markets and teams
  - Total organic commercial loan growth was +7.3% YoY and +4.1% QoQ annualized
- PFC and loan production offices are contributing meaningfully to the commercial loan pipeline, which totaled approximately $1.3 billion, as of 6/30/2025
- CRE loan payoffs totaled approximately $255 million for YTD 2025, as compared to approximately $95 million last year(1)
- C&I line utilization was ~38% for Q2 2025, as compared to a mid-40% range prior to the pandemic

Note: Commercial payoffs and new originations and associated yields (in charts above) are WesBanco-only and do not include PFC.
(1) WesBanco-only and does not include PFC.

©2025 WesBanco, Inc. | All rights reserved 14

Evolution of the Loan Portfolio Loan portfolio composition Loan Portfolio Composition Q2 2025 Commercial Loan Risk Grades Q4 2024 (Before PFC) Q2 2025 (With PFC) No “Classified – Doubtful” loans Yield on Loans: 5.80% Yield on Loans: 6.16% Commercial and Industrial Commercial and Industrial Pass 14% 95% Residential R.E. 15% Residential R.E. 20% 21% Criticized Home 4% $12.7 Home $18.8 Equity Classified Equity 6% Billion 6% Billion 1% Personal Consumer 2% 2% Commercial Commercial Commercial Commercial Real Estate Real Estate LCD LCD 47% 47% 9% 11% Historical Yield on Loans Average Loans to Average Deposits 6.16% 89.4% 90.6% 89.2% 89.3% 89.5% 88.7% 86.8% 87.1% 85.4% 5.85% 5.93% 5.80% 6.02% 5.71% 5.61% 5.46% 5.31% Q2’23 Q3’23 Q4’23 Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q2’23 Q3’23 Q4’23 Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 2025 WesBanco, Inc. | All rights reserved 15 Note: Financial data as of quarter end (Source: S&P Capital IQ Pro).

Commercial Portfolio

Geography & industry breakdown

Commercial Real Estate Portfolio (1)	Commercial & Industrial Portfolio

Geography Breakdown


Morgantown 4.9%
Ft. Wayne 4.8%
Lexington 4.6%
Findlay 4.3%
Akron 4.0%
Toledo 3.8%
Charleston 2.5%
Wheeling 2.5%
Youngstown 2.1%
Indianapolis 1.6%
Chattanooga 1.5%
Ann Arbor 1.5%
Nashville 0.9%
Defiance 0.1%
Mid-Atlantic 17.7%
Columbus 16.0%
Louisville 8.5%
Cincinnati 7.5%
Cleveland 6.1%
Pittsburgh 5.2%


Louisville 6.6%
Akron 5.7%
Cleveland 5.7%
Morgantown 4.4%
Toledo 4.4%
Chattanooga 2.9%
Youngstown 2.9%
Charleston 2.4%
Lexington 1.9%
Ann Arbor 0.4%
Defiance 0.4%
Indianapolis 0.1%
Columbus 13.7%
Ft. Wayne 10.0%
Wheeling 9.0%
Mid-Atlantic 9.0%
Findlay 7.0%
Pittsburgh 6.9%
Cincinnati 6.8%

Industry Breakdown


Comm. / Manufacturing RE 5.7%
Office 5.1%
Retail 4.7%
Manufacturing 3.9%
Construction 3.9%
Services 3.6%
Residential Bldgs 2.8%
1-4 Family 2.0%
Transportation 1.7%
Restaurants 1.5%
Distribution 1.2%
Other 17.4%
Multi-family 19.8%
Shopping Center 9.6%
Healthcare 9.4%
Hotels 7.6%


Other 10.1%
Manufacturing 15.3%
Services 10.7%
Construction 10.5%
Distribution 7.4%
Retail 6.9%
Healthcare 6.4%
Government 6.1%
Equipment Leasing 5.5%
1-4 Family 4.3%
Restaurants 3.7%
Transportation 3.6%
Education 3.5%
Finance 3.3%
Energy 2.8%

Note: Geography and Industry loan data as of 6/30/2025.
(1) Commercial real estate portfolio include land / construction and improved property loans.

©2025 WesBanco, Inc. | All rights reserved
16

Non-Owner Occupied Commercial Real Estate Portfolio Maturity schedule (Dollars in millions) $5,072 $1,239 $1,030 $832 2025 2026 2027 2028 & Later 2025 WesBanco, Inc. | All rights reserved 17 Note: Data as of 6/30/2025.

Strong Legacy of Credit Quality

Favorable asset quality measures compared to peer bank group

WesBanco

Criticized & Classified Loans as % of Total Loans



3.07%
2.35%
2.73%
3.55%
3.63%
3.75%
2.34%
2.22%
2.80%
3.63%
2021
2022
2023
2024
Q2 2025
$20-50B Banks

Non-Performing Assets as % of Total Assets



0.35%
0.32%
0.28%
0.38%
0.41%
0.23%
0.25%
0.16%
0.22%
0.31%
2021
2022
2023
2024
Q2 2025
WSBC
$20-50B Banks

Net Charge-Offs as % of Average Loans (YTD Annualized)



0.13%
0.10%
0.19%
0.26%
0.27%
0.02%
0.02%
0.04%
0.11%
0.09%
2021 YTD
2022 YTD
2023 YTD
2024 YTD
Q2'25 YTD
WSBC
$20-50B Banks

Allowance for Credit Losses as % of Total Loans



1.23%
1.13%
1.24%
1.35%
1.35%
1.25%
1.10%
1.12%
1.10%
1.19%
2021
2022
2023
2024
Q2 2025
WSBC
$20-50B Banks

Note: Financial data as of period ending for dates specified; data as of 12/31 where no quarter or "YTD" mentioned; peer bank group includes all U.S. banks with total assets of $20B to $50B from S&P Capital IQ (as of 8/19/2025) and represent simple averages except criticized & classified loans as % of total loans which is a weighted average; 2020 and 2021 comparability impacted by timing of the adoption of Current Expected Credit Losses ("CECL"). accounting standard and economic assumptions used by each bank (WSBC adopted January 1, 2020).

©2025 WesBanco, Inc. | All rights reserved

18

Securities

Highly liquid securities portfolio

WesBanco

Q4 2024 (Before PFC)


HTM - Obligations of state
32%
Other (1)
2%
AFS - U.S. Treasury
4%
AFS - U.S. Gov Sponsored
6%
AFS - Obligations of state
2%
AFS - Commercial
7%
$3.4
Billion
AFS - Resi
47%

Yield: 2.67%

Q2 2025 (With PFC)


HTM - Obligations of state
25%
AFS - Asset backed
1%
AFS - Obligations of state
2%
AFS - Commercial
3%
Other (1)
3%
AFS - U.S. Treasury
4%
AFS - U.S. Gov Sponsored
5%
$4.4
Billion
AFS - Resi
56%

Yield: 3.25%

AFS and HTM Securities ($000)


HTM Securities
AFS Securties
$3,282
$1,180
$2,102
$3,391
$1,162
$2,229
$3,399
$1,153
$2,246
$4,292
$1,143
$3,149
$4,361
$1,138
$3,223
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

2025 Q2 Portfolio Composition

AFS and Equity Securities	
Weighted Average Yield (2)	3.34%
As a % of Total Securities	74.1%
Weighted Average Duration (years)	4.5
HTM Securities	
Weighted Average Yield (2)	2.97%
As a % of Total Securities	25.9%
Weighted Average Duration (years)	3.9
Total Securities	
Weighted Average Yield (2)	3.25%
As a % of Total Securities	100.0%
Weighted Average Duration (years)	4.3

Source: S&P Capital IQ as of 6/30/2025.
(1) "Other" includes AFS and HTM Corporate Debt Securities, HTM U.S. Government Sponsored Entities and Agencies and Residential MBS and Collateralized Mortgage Obligations of Government Sponsored Entities and Agencies, and Equity Securities held at fair value (2) Weighted average yields have been calculated on a taxable-equivalent basis using the federal statutory tax rate of 21%.

©2025 WesBanco, Inc. | All rights reserved
19

Q2 2025 Total Deposits

Year-over-year organic deposit growth fully funded loan growth

WesBanco

(Dollars in millions)



$13,432
$2,988
memo: PFC $2,555
$3,231
memo: PFC $2,973
$1,641
memo: PFC $1,345
$21,292
$(125)
$74
$(86)
$21,155
6/30/2024
Total Demand Deposits
Savings & Money Markets
CDs
3/31/2025
Total Demand Deposits
Savings & Money Markets
CDs
6/30/2025

(Dollars in millions)	6/30/2025
Total Deposits	**$ 21,155**
Total Deposit Accounts (000s)	744
Average Deposit Size ($000s)	**$ 28**
Uninsured Deposits	$ 6,712
less: Collateralized Municipal Deposits	(2,359)
Adjusted Uninsured Deposits	**$ 4,353**
Uninsured Deposits as % of Total Deposits	
Before Exclusions	31.7%
After Exclusions	**20.6%**

- Reflecting $6.9 billion of deposits from PFC and organic growth, total deposits increased 57.5% YoY to $21.2 billion
- Year-over-year organic deposit growth of $850 million, or 6.3%, which fully funded organic loan growth
- On a sequential quarter basis, total deposits declined $138 million due to normal seasonality and the intentional runoff of higher cost certificates of deposit and less reliance on public funds from PFC
- Distribution: consumer ~52% and business ~32% (note: public funds, which are separately collateralized, ~16%)
  - Business deposits as a percent of total deposits increased 160 basis points QoQ
- Average loans to average deposits were 89.5%, providing continued capacity to fund loan growth

Note: "Uninsured deposits" are approximated; "collateralized municipal deposits" are collateralized by securities.

©2025 WesBanco, Inc. | All rights reserved 20

Q2 2025 Net Interest Margin (NIM) NIM benefiting from loan growth and management of funding costs Net Interest Margin QoQ Change (weighted) • Q2 2025 NIM of 3.59% improved 24 basis points QoQ and 64 basis points YoY, through a combination of higher loan and securities yields, lower funding costs, and purchase accounting accretion Purchase accounting accretion benefited the Q2 2025 net interest margin by approximately 37 basis points Deposit funding costs, including non-interest bearing deposits, were 184 basis points, decreased 11 basis points YoY and 4 basis P.A. Cash & Int.-Bearing FHLB points QoQ Loans Other Accretion Securities Deposits Borrowings Approximately 60% of the $2.9 billion CD portfolio at 6/30/2025, with an average rate of 3.9%, mature or reprice during the next 2Q 2025 Commercial Loan Repricing Frequency six months FHLB borrowing costs of 4.22% decreased 30 48 to 60 basis points QoQ and 128 basis points YoY, as Months these short-term borrowings repriced downward < 3 26% Months upon maturity 47% Of the $1.8 billion of borrowings at 6/30/2025, approximately 94% have 2025 Other 2% maturities, with an average rate of 4.53% Fixed 25% 2025 WesBanco, Inc. | All rights reserved 21

Q2 2025 Non-Interest Income

Fee income increased $12.6 million, or 40%, year-over-year

WesBanco

	Quarter Ending	% H / (L)	% H / (L)
($000s)	6/30/2025	6/30/2024	3/31/2025
Trust Fees	$9,657	32.2%	11.0%
Service Charges on Deposits	10,484	47.4%	22.1%
Digital Banking Income	7,325	45.3%	35.5%
Net Swap Fee & Valuation (Loss)/Income	746	(58.0%)	(22.4%)
Net Securities Brokerage Revenue	3,348	28.7%	24.0%
Bank-Owned Life Insurance	3,450	23.6%	0.6%
Mortgage Banking Income	2,364	121.1%	107.4%
Net Securities Gains/(Losses)	1,410	nm	nm
Net Gains/(Losses) on OREO & Other Assets	111	nm	nm
Other Income	5,062	44.8%	23.3%
Total Non-Interest Income	$43,957	40.2%	26.8%

- Non-interest income increased year-over-year due primarily to the acquisition of PFC which drove higher service charges on deposits, trust fees, mortgage banking income, digital banking income, and bank-owned life insurance
- Service charges on deposits reflect the addition of PFC, fee income from new products and services and treasury management, and increased general consumer spending
- Reflecting record asset levels, trust fees and securities brokerage revenue increased due to the addition of PFC wealth clients, market value appreciation, and organic growth
- Digital banking fees reflect higher volumes primarily associated with our larger customer base
- Gross swap fees were $1.4 million, compared to $1.8 million in the prior year
  - Fair market valuation loss of $0.7 million, as compared to a negligible gain last year

Note: OREO = other real estate owned; securities account values include annuities.

©2025 WesBanco, Inc. | All rights reserved
22

Strong Risk Management and Capital Position Capital ratios above both regulatory and well-capitalized levels TCE / TA(1) Tier 1 Leverage Capital Ratio Well-Capitalized 5.0% 9.43% 7.58% 7.35% 7.52% 7.60% 10.4% 9.5% 9.8% 9.7% 8.7% Q2 2021 Q2 2022 Q2 2023 Q2 2024 Q2 2025 Q2 2021 Q2 2022 Q2 2023 Q2 2024 Q2 2025 Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio Well- Well-Capitalized Capitalized 8.0% 10.0% 15.1% 12.5% 12.1% 11.6% 10.6% 17.7% 15.4% 14.8% 14.5% 13.4% Q2 2021 Q2 2022 Q2 2023 Q2 2024 Q2 2025 Q2 2021 Q2 2022 Q2 2023 Q2 2024 Q2 2025 Note: Capital ratios enhanced by August 2020 preferred stock issuance of $150MM and August 2024 common equity raise of $200MM (in conjunction with the acquisition of Premier Financial Corp.); effective 4Q2019, Tier 1 Capital Ratios negatively impacted by the movement of ~$130MM of TruPS from Tier 2025 WesBanco, Inc. | All rights reserved 23 1 to Tier 2 risk-based capital, as required by the Dodd-Frank Act for financial institutions with total assets >$15B. (1) Non-GAAP measure – please see reconciliation in appendix.

Disciplined Execution upon Growth Strategies

Comparable operating measures to peer bank group

Return on Average Tangible Common Equity(1)



16.7%
15.9%
15.8%
15.5%
13.2%
12.4%
12.0%
11.0%
16.0%
11.0%
16.4%
15.4%
13.0%
10.7%
5.8%
2021
2022
2023
2024
Q2'25 YTD
WSBC (x-merger, restructuring, day 1 provision)
WSBC
$20-50B Banks

Return on Average Assets(1)



1.40%
1.30%
1.22%
1.09%
0.90%
0.88%
0.99%
0.81%
1.14%
1.03%
1.37%
1.08%
0.86%
0.78%
0.36%
2021
2022
2023
2024
Q2'25 YTD
WSBC (x-merger, restructuring, day 1 provision)
WSBC
$20-50B Banks

Non-Interest Expense (excl. items) to Total Assets(1)



1.93%
2.07%
2.35%
2.18%
2.08%
2.05%
2.10%
2.18%
2.12%
1.90%
2021
2022
2023
2024
Q2'25 YTD
WSBC
$20-50B Banks

Net Interest Margin



3.06%
3.32%
3.35%
3.32%
3.49%
3.11%
3.20%
3.14%
2.96%
3.48%
2021
2022
2023
2024
Q2'25 YTD
WSBC
$20-50B Banks

Note: Financial data is year-to-date for dates specified; peer bank group includes all U.S. banks with total assets of $20B to $50B from S&P Capital IQ (as of 8/19/2025 and represent simple averages; NIM (fully taxable-equivalent (FTE) and annualized basis) and non-interest expense (excludes restructuring & merger-related expenses) are company reported; other figures are S&P calculations); 2020 and 2021 comparability impacted by timing of the adoption of Current Expected Credit Losses ("CECL") accounting standard and economic assumptions used by each bank (WSBC adopted January 1, 2020).

(1) Non-GAAP measure – please see reconciliation in appendix.

©2025 WesBanco, Inc. | All rights reserved

24

Appendix ©2025 WesBanco, Inc. | All rights reserved

Historical Coverage and Holding Company Debt Downstream Analysis

Double leverage and interest coverage

WesBanco

($ in millions)	2021	2022	2023	2024	Q2 2025	
	Fiscal Year Ended,				Quarter Ended,	
Double Leverage						
Bank-Level Equity	$2,636	$2,408	$2,541	$2,729	$4,010	
Consolidated Equity	2,693	2,427	2,533	2,790	3,819	
Double Leverage Ratio	98%	99%	100%	98%	105%	
Interest Coverage						
Earnings:						
Income From Continuing Operations Before Taxes	$301.8	$236.4	$194.0	$185.1	$71.0	
(+) Restructuring & Merger-Related Expenses	6.7	1.7	3.8	6.4	41.1	
Pre-Tax Income (Excl. Restructuring & Merger-Related Expenses)[1]	**$308.6**	**$238.1**	**$197.9**	**$191.5**	**$112.0**	
(+) Total Debt Interest	12.9	15.4	78.4	82.5	22.8	
(+) Preferred Dividend[2]	13.5	13.5	13.5	13.5	3.4	
Adjusted Earnings (Before Corporate Debt Interest + Dividends)	**$335.0**	**$267.0**	**$289.7**	**$287.5**	**$138.2**	A
(+) Total Deposit Interest	$14.1	$23.9	$151.8	$264.9	$96.8	
Adjusted Earnings (Before Corporate Debt Interest + Dividends + Deposit Interest)	**$349.1**	**$291.0**	**$441.6**	**$552.4**	**$235.0**	B
Interest:						
Total Debt Interest	$12.9	$15.4	$78.4	$82.5	$22.8	
Preferred Dividend	13.5	13.5	13.5	13.5	3.4	
Interest Expense Excluding Deposit Interest	**$26.4**	**$28.9**	**$91.9**	**$96.0**	**$26.2**	C
Total Deposit Interest	14.1	23.9	151.8	264.9	96.8	
Interest Expense Including Deposit Interest	**$40.5**	**$52.8**	**$243.7**	**$360.9**	**$123.0**	D
Adjusted Interest Coverage (Ex. Deposit Interest Expense) - A / C	**12.7x**	**9.2x**	**3.2x**	**3.0x**	**5.3x**	
Adjusted Interest Coverage (Inc. Deposit Interest Expense) - B / D	**8.6x**	**5.5x**	**1.8x**	**1.5x**	**1.9x**	

(1) Non-GAAP measure; See appendix for additional detail.
(2) Preferred dividend is grossed up to a pre-tax equivalent based on an illustrative 25% effective tax rate.

©2025 WesBanco, Inc. | All rights reserved
26

Positioning the Company For A More Neutral Balance Sheet NII and EVE shock analysis NII Shock Analysis ALCO (20.0%) (15.0%) (10.0%) (7.5%) (7.5%) (10.0%) Guidelines 4.8% 2.3% 1.0% 2.2% NA (2.2%)(1.4%) (3.6%) (6.0%) (5.1%) (8.4%) Immediate (12.7%) Change In Interest - 400—300—200—100 + 100 + 200 Rates (bps) 12/31/2024 6/30/2025 EVE Shock Analysis ALCO (40.0%) (30.0%) (20.0%) (10.0%) (10.0%) (20.0%) Guidelines 0.5% 1.7% NA (0.5%)(0.2%) (2.9%)(3.4%) (2.7%) (2.7%) (8.2%)(9.7%) (16.2%) Immediate Change In Interest - 400—300—200—100 + 100 + 200 Rates (bps) 12/31/2024 6/30/2025 2025 WesBanco, Inc. | All rights reserved 27 Note: NII = net interest income; EVE = economic value of equity

Q2 2025 Current Expected Credit Loss (CECL) Allowance coverage ratio of 1.19% The allowance for credit losses on loans was $223.9 million at 6/30/2025, which provided a coverage ratio of 1.19% Excluded from the allowance for credit losses and related coverage ratio are fair market value adjustments on previously acquired loans representing 1.74% of total loans (Dollars in millions) Loan portfolio Qualitative CECL Other qualitative growth adjustments allowance for and and reserves losses on miscellaneous Changes to for specific acquired loans adjustments macroeconomic loans variables and quantitative and qualitative economic factors Portfolio Change / Qualitative PCD Loans Factors / Specific Other Economic Factors (from PFC) Reserves Note: ACL at 6/30/2025 excludes off-balance sheet credit exposures of $6.2 million. 2025 WesBanco, Inc. | All rights reserved 28

Reconciliation

Tangible common equity to tangible assets

($000s)	Period Ending 6/30/2021	12/31/2021	6/30/2022	12/31/2022	6/30/2023	12/31/2023	6/30/2024	12/31/2024	3/31/2025	6/30/2025
Total Shareholders' Equity	$2,780,836	$2,693,166	$2,467,951	$2,426,662	$2,464,998	$2,533,062	$2,544,279	$2,790,281	$3,781,579	$3,819,220
Goodwill and Other Intangible Assets (net of deferred tax liability)	(1,144,604)	(1,140,111)	(1,136,020)	(1,131,990)	(1,128,371)	(1,124,811)	(1,121,521)	(1,118,293)	(1,718,048)	(1,709,001)
Preferred Shareholders' Equity	(144,484)	(144,484)	(144,484)	(144,484)	(144,484)	(144,484)	(144,484)	(144,484)	(144,484)	(144,484)
Tangible Common Equity	$1,491,748	$1,408,571	$1,187,447	$1,150,188	$1,192,143	$1,263,767	$1,278,274	$1,527,504	$1,919,047	$1,965,735
Total Assets	$16,966,867	$16,927,125	$16,799,624	$16,931,905	$17,356,954	$17,712,374	$18,128,375	$18,684,298	$27,412,383	$27,571,576
Goodwill and Other Intangible Assets (net of deferred tax liability)	(1,144,604)	(1,140,111)	(1,136,020)	(1,131,990)	(1,128,371)	(1,124,811)	(1,121,521)	(1,118,293)	(1,718,048)	(1,709,001)
Tangible Assets	$15,822,263	$15,787,014	$15,663,604	$15,799,915	$16,228,583	$16,587,563	$17,006,854	$17,566,005	$25,694,335	$25,862,575
Tangible Common Equity to Tangible Assets	9.43%	8.92%	7.58%	7.28%	7.35%	7.62%	7.52%	8.70%	7.47%	7.60%

Note: Premier Financial Corporation merger closed February 2025

©2025 WesBanco, Inc. | All rights reserved
29

Reconciliation

Return on average assets

	Three Months Ending		Six Months Ending		Twelve Months Ending				
($000s)	6/30/2024	6/30/2025	6/30/2024	6/30/2025	12/31/2020	12/31/2021	12/31/2022	12/31/2023	12/31/2024
Net Income/(Loss) Available to Common Shareholders	$26,385	$54,884	$59,546	$43,360	$119,400	$232,135	$181,988	$148,907	$141,385
Restructuring and Merger-Related Expense (net of tax)	$2,984	$32,434	$2,984	$48,242	$7,683	$5,306	$1,361	$3,026	$5,056
Day 1 Provision for Credit Losses on Acquired Loans (net of tax)	$0	$0	$0	$46,926	$0	$0	$0	$0	$0
Net Income Available to Common Shareholders (excluding restructuring & merger-related expense and day 1 provision for credit losses on acquired loans)	**$29,369**	**$87,318**	**$62,530**	**$138,528**	**$127,083**	**$237,441**	**$183,349**	**$151,933**	**$146,441**
Average Assets	**$17,890,314**	**$27,304,700**	**$17,797,289**	**$24,459,913**	**$16,442,704**	**$16,928,377**	**$16,879,541**	**$17,259,720**	**$18,122,625**
Return on Average Assets (1)	**0.59%**	**0.81%**	**0.67%**	**0.36%**	**0.73%**	**1.37%**	**1.08%**	**0.86%**	**0.78%**
Return on Average Assets (excluding restructuring & merger-related expense and day 1 provision for credit losses on acquired loans) (1)	**0.66%**	**1.28%**	**0.71%**	**1.14%**	**0.77%**	**1.40%**	**1.09%**	**0.88%**	**0.81%**

Note: (1) Ratios are annualized by utilizing the actual numbers of days in the quarter versus the year.
Note: Current Expected Credit Losses ("CECL") accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019.

©2025 WesBanco, Inc. | All rights reserved
30

Reconciliation

Return on average tangible common equity

WesBanco

($000s)	Three Months Ending 6/30/2024	Three Months Ending 6/30/2025	Six Months Ending 6/30/2024	Six Months Ending 6/30/2025	Twelve Months Ending 12/31/2020	Twelve Months Ending 12/31/2021	Twelve Months Ending 12/31/2022	Twelve Months Ending 12/31/2023	Twelve Months Ending 12/31/2024
Net Income/(Loss) Available to Common Shareholders	$26,385	$54,884	$59,546	$43,360	$119,400	$232,135	$181,988	$148,907	$141,385
Amortization of Intangibles (1)	$1,637	$7,271	$3,290	$10,607	$10,595	$9,051	$8,120	$7,180	$6,518
Net Income Available to Common Shareholders before Amortization of Intangibles	**$28,022**	**$62,155**	**$62,836**	**$53,967**	**$129,995**	**$241,186**	**$190,108**	**$156,087**	**$147,903**
Restructuring and Merger-Related Expense (net of tax)	$2,984	$32,434	$2,984	$48,242	$7,683	$5,306	$1,361	$3,026	$5,056
Day 1 Provision for Credit Losses on Acquired Loans (net of tax)	$0	$0	$0	$46,926	$0	$0	$0	$0	$0
Net Income Available to Common Shareholders before Amortization of Intangibles, Restructuring & Merger-Related Expenses amd Day 1 Provision for Credit Losses on Acquired Loans	**$31,006**	**$94,589**	**$65,820**	**$149,135**	**$137,678**	**$246,492**	**$191,469**	**$159,113**	**$152,959**
Average Tangible Common Equity	**$1,276,200**	**$2,066,671**	**$1,276,809**	**$1,880,238**	**$1,453,363**	**$1,475,155**	**$1,234,963**	**$1,201,866**	**$1,387,218**
Return on Average Tangible Common Equity (2)	**8.83%**	**12.06%**	**9.90%**	**5.79%**	**8.94%**	**16.35%**	**15.39%**	**12.99%**	**10.66%**
Return on Average Tangible Common Equity Excluding Restructuring & Merger-Related Expenses and Day 1 Provision for Credit Losses on Acquired Loans (2)	**9.77%**	**18.36%**	**10.37%**	**15.99%**	**9.47%**	**16.71%**	**15.50%**	**13.24%**	**11.03%**

Note: (1) Amortization of intangibles tax effected at 21% for all prior periods.
Note: (2) Ratios are annualized by utilizing the actual numbers of days in the quarter versus the year.
Note: Current Expected Credit Losses ("CECL") accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019.

©2025 WesBanco, Inc. | All rights reserved
31

Reconciliation

Non-interest expense to total assets and efficiency ratio

WesBanco

	Three Months Ending			Six Months Ending		Twelve Months Ending															
($000s)	6/30/2024	3/31/2025	6/30/2025	6/30/2024	6/30/2025	12/31/2009	12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018	12/31/2019	12/31/2020	12/31/2021	12/31/2022	12/31/2023	12/31/2024
Total Assets (Period-End) ($MM)	**$18,128**	**$27,412**	**$27,572**	**$18,128**	**$27,572**	**$5,397**	**$5,361**	**$5,536**	**$6,079**	**$6,145**	**$6,297**	**$8,470**	**$9,791**	**$9,816**	**$12,459**	**$15,720**	**$16,426**	**$16,927**	**$16,932**	**$17,712**	**$18,684**
Non-Interest Expense	$102,392	$133,966	$186,535	$199,585	$320,500	$149,648	$141,152	$140,295	$150,120	$160,998	$161,633	$193,923	$208,680	$220,860	$265,224	$312,208	$354,845	$353,143	$356,966	$390,002	$401,871
Restructuring & Merger-Related Expense	($3,777)	($20,010)	($41,056)	($3,777)	($61,066)	($1,815)	($175)	$0	($3,888)	($1,310)	($1,309)	($11,082)	($13,261)	($945)	($17,860)	($16,397)	($9,725)	($6,717)	($1,723)	($3,830)	($6,400)
Non-Interest Expense (excluding restructuring & merger-related expense)	**$98,615**	**$113,956**	**$145,479**	**$195,808**	**$259,434**	**$147,833**	**$140,977**	**$140,295**	**$146,232**	**$159,688**	**$160,324**	**$182,841**	**$195,419**	**$219,915**	**$247,364**	**$295,811**	**$345,120**	**$346,426**	**$355,243**	**$386,172**	**$395,471**
Non-Interest Expense to Total Assets	**2.27%**	**1.99%**	**2.71%**	**2.21%**	**2.34%**	**2.77%**	**2.63%**	**2.53%**	**2.47%**	**2.62%**	**2.57%**	**2.29%**	**2.13%**	**2.25%**	**2.13%**	**1.99%**	**2.16%**	**2.09%**	**2.11%**	**2.20%**	**2.15%**
Non-Interest Expense (excluding restructuring & merger-related expense) to Total Assets	2.19%	1.69%	2.12%	2.17%	1.90%	2.74%	2.63%	2.53%	2.41%	2.60%	2.55%	2.16%	2.00%	2.24%	1.99%	1.88%	2.10%	2.05%	2.10%	2.18%	2.12%
Net Interest Income (FTE-basis)	$117,804	$159,723	$217,996	$232,990	$377,719	$165,916	$172,235	$175,885	$175,027	$192,556	$200,545	$246,014	$263,232	$300,790	$352,760	$405,222	$483,999	$462,229	$479,315	$486,343	$483,016
Non-Interest Income	$31,355	$34,665	$43,957	$61,984	$78,622	$64,589	$59,599	$59,888	$64,775	$69,285	$68,504	$74,466	$81,499	$88,840	$100,276	$116,716	$128,185	$132,785	$117,391	$120,447	$127,983
Total Income	**$149,159**	**$194,388**	**$261,953**	**$294,974**	**$456,341**	**$230,505**	**$231,834**	**$235,773**	**$239,802**	**$261,841**	**$269,049**	**$320,480**	**$344,731**	**$389,630**	**$453,036**	**$521,938**	**$612,184**	**$595,014**	**$596,706**	**$606,790**	**$610,999**
Efficiency Ratio	**66.11%**	**58.62%**	**55.54%**	**66.38%**	**56.85%**	**64.13%**	**60.81%**	**59.50%**	**60.98%**	**60.99%**	**59.59%**	**57.05%**	**56.69%**	**56.44%**	**54.60%**	**56.68%**	**56.38%**	**58.22%**	**59.53%**	**63.64%**	**64.73%**

Note: "Non-interest expense to total assets" are annualized by utilizing the actual numbers of days in the quarter versus the year; "efficiency ratio" is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; merger closings: Premier Financial Corporation February 2025; Old Line Bancshares November 2019; Farmers Capital Bank Corporation August 2018; First Sentry Bancshares April 2018; Your Community Bankshares September 2016; ESB Financial February 2015; Fidelity Bancorp November 2012; AmTrust 5 branches March 2009.

©2025 WesBanco, Inc. | All rights reserved
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Reconciliation Net income and diluted earnings per share (EPS) Three Months Ending Six Months Ending ($000s, except earnings per share) 6/30/2024 3/31/2025 6/30/2025 6/30/2024 6/30/2025 Net Income/(Loss) Available to Common Shareholders $26,385 ($11,523) $54,884 $59,546 $43,360 Restructuring and Merger-Related Expense (net of tax) 2,984 15,808 32,434 2,984 48,242 Day 1 Provision for Credit Losses on Acquired Loans (net of tax) 0 46,926 0 0 46,926 Net Income Available to Common Shareholders (excluding restructuring and merger-related expense and day 1 provision for credit losses on acquired $29,369 $51,211 $87,318 $62,530 $138,528 loans) Net Income/(Loss) Available to Common Shareholders per Diluted $0.44 ($0.15) $0.57 $1.00 $0.50 Share ($) Restructuring and Merger-Related Expense (net of tax) 0.00 0.21 0.00 0.00 0.54 Day 1 Provision for Credit Losses on Acquired Loans (net of tax) 0.05 0.60 0.34 0.05 0.56 Net Income Available to Common Shareholders per Diluted Share ($) (excluding restructuring and merger-related expense and day 1 provision for $0.49 $0.66 $0.91 $1.05 $1.60 credit losses on acquired loans) Average Common Shares Outstanding – Diluted (000s) 59,656 77,021 95,808 59,593 86,467 2025 WesBanco, Inc. | All rights reserved 33

Reconciliation Pre-tax income excl. restructuring and merger related expenses Three Months Ending Twelve Months Ending ($000s) 3/31/2025 6/30/2025 12/31/2021 12/31/2022 12/31/2023 12/31/2024 Income before Provision for Income Taxes ($9,665) $70,973 $301,849 $236,401 $194,049 $185,114 Restructuring and Merger-Related Expense 20,010 41,056 6,717 1,723 3,830 6,400 Income before Provision for Income Taxes (excluding restructuring and merger$10,345 $112,029 $308,566 $238,124 $197,879 $191,514 related expense) ©2025 WesBanco, Inc. | All rights reserved 34